SUPPLEMENT DATED OCTOBER 31, 2016

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 31, 2016 FOR THE SMALL-CAP GROWTH PORTFOLIO

AND DATED MAY 1, 2016 FOR ALL OTHER FUNDS

This supplement revises the Pacific Select Fund Statement of Additional Information dated October 31, 2016 for the Small-Cap Growth Portfolio and dated May 1, 2016 for all other Funds (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. This supplement supersedes the previous supplements dated August 26, 2016 and July 1, 2016 to the Pacific Select Fund Statement of Additional Information dated May 1, 2016. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

The changes below have not been previously disclosed.

All references and information relating to the Absolute Return Portfolio and its sub-adviser, BlueBay Asset Management LLP, are deleted.

Pursuant to a proxy vote on October 28, 2016, shareholders of the Technology Portfolio approved a proposal to change the classification of the Fund from “diversified” to “non-diversified.” As a result of this approval, the one asterisk (*) next to “Technology Portfolio” on the cover will be replaced with two asterisks (**), denoting that the Fund is non-diversified, effective November 1, 2016.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the High Yield Bond Portfolio section, the first sentence is deleted and replaced with the following:

The Fund invests principally in debt securities (including corporate debt securities) rated Ba or lower by Moody’s, or BB or lower by S&P or Fitch, or if unrated, are of comparable quality as determined by the Manager.

In the Technology Portfolio section, effective November 1, 2016, the second sentence will be deleted. In addition, the last sentence will be deleted and replaced with the following:

The Fund may invest in derivatives, including futures, forward contracts, options and swaps, primarily to increase or decrease exposure to a particular market, segment of the market or security.

Also in the Technology Portfolio section, the following will be added before the first paragraph, effective November 1, 2016:

The Fund is “non-diversified.”

ORGANIZATION AND MANAGEMENT OF THE TRUST

The second sentence is deleted and replaced with the following:

The Trust currently consists of fifty-seven separate Funds.

In the Management Information section, under the “Number of Funds in Fund Complex Overseen” column in the Interested Persons and Independent Trustees tables, the number “100” that appears in each row is deleted and replaced with “97.”

In the Management Information section, footnote 2 of the Interested Persons and Independent Trustees tables is deleted and replaced with the following:

[2]	The “Fund Complex” currently consists of the Trust (57 Funds) and Pacific Funds Series Trust (40 funds), a Delaware statutory trust that may be referred to as “Pacific Funds.”

In the Beneficial Interests of Trustees table, the third sentence of footnote 2 is deleted and replaced with the following:

The	“Fund Complex” consists of 97 funds.

In the Compensation table, the third sentence of footnote 1 is deleted and replaced with the following:

The	“Fund Complex” consists of 97 funds.

INFORMATION ABOUT THE MANAGERS

In the Other Accounts Managed section, effective November 1, 2016, information regarding Raffaele Zingone and Aryeh Glatter under JP Morgan’s portion of the table will be deleted.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the Disclosure of Portfolio Holdings section, the first paragraph is deleted and replaced with the following, effective November 1, 2016:

The Trust may publicly disclose portfolio holdings periodically on the Trust’s website. The unaudited month-end portfolio holdings information for each Fund can be found at www.PacificLife.com/PacificSelectFundMonthlyHoldings.html and are generally posted approximately three to five business days following month-end. There may be delays in reporting month-end holdings for certain Funds as noted on the website (“lag time”). The Trust reserves the right to post holdings for any Fund more frequently than monthly, but may subsequently resume monthly posting. Holdings information will remain available on the Trust’s website until the next period’s holdings are posted or longer if required by law. Portfolio holdings may also be included in periodic filings with the SEC.

APPENDIX A – Description of Fixed Income/Debt Instrument Ratings

The following paragraph is added after the first paragraph:

If the Rating Agencies assign different ratings to the same security, a Fund may use the highest rating for purposes of determining an instrument’s credit quality for investment grade, and may use the lowest rating for purposes of determining an instrument’s credit quality for non-investment grade.

The changes below were disclosed in the previous supplement dated August 26, 2016 and, as described in that supplement, were in effect as of that date unless otherwise noted.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Core Income Portfolio section, the first sentence is deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: collateralized mortgage obligations (“CMOs”); commercial mortgage backed securities (“CMBS”); convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed markets denominated in a local currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities.

In the Managed Bond Portfolio section, the seventh, eighth, ninth, tenth and eleventh sentences are deleted.

In the International Small-Cap Portfolio section, the first paragraph is deleted.

In the Diversification Versus Non-Diversification section, the last sentence of the first paragraph is deleted, and the following is added to the end of the third paragraph:

Being classified as non-diversified does not prevent a Fund from being managed as though it were diversified. If a non-diversified Fund is managed in a diversified manner for three consecutive years, such Fund will be reclassified as diversified, and thereafter shareholder approval will be required to reserve freedom of action to operate that Fund as non-diversified.

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

In the Foreign Securities section, the following is added after the last paragraph:

In addition, if a country were to leave the European Union (voluntarily or involuntarily), the effect of such an event has the potential to significantly impact local and/or global markets and economies, as well as trade agreements, regulations and treaties.

For example, the potential consequences of the United Kingdom’s vote in June 2016 to leave the European Union (“Brexit”) may result in increased market volatility and illiquidity in the United Kingdom, the European Union and other financial markets, as well as slower economic growth and fluctuations in exchange rates. These events could negatively impact the value of a Fund’s holdings.

Passive Foreign Investment Companies (“PFICs”). Certain Funds may invest in the stock of foreign corporations, which may be classified under the Internal Revenue Code of 1986, as amended (the “Code”), as PFICs. In general, a foreign corporation is categorized as a PFIC if either (i) 75% or more of its gross income is from passive income (as defined in Section 1297 of the Code), or (ii) 50% or more of the value of its assets either produce or are held for the production of passive income.

PFICs are subject to complicated and strict tax guidelines imposed by the Internal Revenue Service. For additional information, see the “Taxation” section.

In the Derivatives section, the following is added after the fourth paragraph:

Certain Funds may purchase or sell derivative instruments that provide exposure to commodities and the commodity markets. The value of these commodity-linked derivative instruments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments (whether real or perceived). An unexpected surplus of a commodity caused by any of the above factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by any of these factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity. The frequency and magnitude of such changes cannot be predicted.

A Fund may focus its commodity-linked investments in a particular sector of the commodity markets (such as precious metals, energy or agricultural products). As a result, to the extent a Fund focuses its investments in a particular sector of the commodity markets, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector.

No active trading market may exist for certain commodities, which may impair the ability of a Fund to sell or to realize the full value of its investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively-traded commodities. Certain types of commodity-linked derivative instruments are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. As a result of these and other variables, exposure to commodities and the commodity markets may create additional investment risks and may subject a Fund to greater volatility than investments in traditional debt and equity securities.

In the Futures Contracts and Options on Futures Contracts section, the following paragraph is added after the twelfth paragraph:

Commodity Futures Contracts. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity, at a later date at a price and quantity agreed-upon when the contract is bought or sold. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In addition, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. For more information on exposure to commodities, see the “Derivatives” section.

In the Swap Agreements and Options on Swap Agreements section, the following is added to the end of the first paragraph:

In a volatility swap, a Fund receives or makes payments based on the measured variance (or square of volatility) of an underlying reference instrument over a specified period of time (typically above or below a level agreed to by the parties), for the purposes of taking positions and/or hedging risk.

Also in the Swap Agreements and Options on Swap Agreements section, the sixth paragraph is deleted and replaced with the following:

To the extent that a Fund uses derivatives or engages in other transactions that involve leverage or potential leverage, such as swaps, the Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin). The amount required for segregation for swaps will generally be the market value of the swap, however the amount required for segregation for certain swaps such as sell protection and CDS (when the portfolio is selling credit protection) will be valued at the notional amount or its full exposure value. Swap agreements may include, but are not limited to: (1) “currency exchange rate”, which involve the exchange by a Fund with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default”, which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; (5) “total return”, which involves the exchange by a Fund with another party of their respective commitments and the total return side is based on the total return of an equity or debt instrument or loan, or index thereon, with a life longer than the swap; and (6) “volatility,” which involves the exchange by a Fund with another party of their respective rights to make or receive payments based on the volatility of an underlying reference instrument. As the seller of a swap, the Fund would be subject to investment exposure on the notional amount of the swap.

Also in the Swap Agreements and Options on Swap Agreements section, the first sentence of the seventh paragraph is deleted and replaced with the following:

Risk of Swap Agreements. The use of interest rate, mortgage, credit, currency, volatility and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

INFORMATION ABOUT THE MANAGERS

In the Compensation Structures and Methods section, for Ivy, effective November 1, 2016, the last sentence of the second paragraph will be deleted.

In the Compensation Structures and Methods section, for MFS, the following will be added after the sixth paragraph effective November 1, 2016:

As of November 1, 2016, the Standard & Poor’s North American Technology Index will be used to measure Matthew D. Sabel’s performance for the Technology Portfolio.

In the Other Accounts Managed section, effective November 1, 2016, information regarding Zachary H. Shafran under Ivy’s portion of the table will be deleted.

In the Other Accounts Managed section, the following is added under JP Morgan’s portion of the table:

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
JP Morgan
Scott Davis[3]
Registered Investment Companies	1	$3,012,954	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	2	$271,406	None	N/A
Demetris Georghiou[3]
Registered Investment Companies	9	$4,766,878	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	5	$247,296	None	N/A
Georgina Perceval Maxwell[3]
Registered Investment Companies	11	$6,859,897	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	4	$1,379,667	None	N/A

[3]	Other Accounts Managed information as of June 30, 2016.

In the Other Accounts Managed section, information regarding Paul E. Wynn and Dennis J. McNamara under Western Asset’s portion of the table is deleted and replaced with the following:

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Western Asset
Frederick R. Marki[3]
Registered Investment Companies	4	$4,700,000,774	None	N/A
Other Pooled Investment Vehicles	2	$69,401,641	None	N/A
Other Accounts	31	$10,967,313,796	17	$2,244,613,434

[3]	Other Accounts Managed information as of June 30, 2016.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the Brokerage and Research Services section, effective November 1, 2016, footnote 9 to the brokerage commissions table will be deleted and replaced with the following:

[9]

MFS became the sub-adviser of the Technology Portfolio on November 1, 2016. Ivy served as the sub-adviser from May 1, 2014 through October 31, 2016. Columbia Management Investment Advisers, LLC served as the sub-adviser prior to May 1, 2014.

In the Brokerage and Research Services section, the following is added after the brokerage commissions table:

For the fiscal year ended December 31, 2015, each of the following Funds, through their respective sub-adviser(s), paid the following brokerage commissions to firms that may have provided eligible research and/or brokerage services:

Fund	Soft Dollar Commissions	Trade Amount Resulting in those Commissions
Small-Cap Value Portfolio	$245,776	$252,517,139
Health Sciences Portfolio	$93,862	$367,127,745
Large-Cap Growth Portfolio	$473,260	$1,679,659,315
Small-Cap Equity Portfolio	$199,269	$357,326,881
Mid-Cap Value Portfolio	$427,336	$568,977,797
Large-Cap Value Portfolio	$189,396	$353,218,315
Comstock Portfolio	$390,545	$402,102,889
Mid-Cap Growth Portfolio	$394,582	$620,341,660
Technology Portfolio	$44,082	$48,447,060
Focused Growth Portfolio	$27,131	$145,321,365
Developing Growth Portfolio (formerly named Small-Cap Growth Portfolio)	$341,598	$2,021,883,277

Fund	Soft Dollar Commissions	Trade Amount Resulting in those Commissions
Growth Portfolio	$247,701	$675,049,314
International Large-Cap Portfolio	$942,374	$901,901,979
Real Estate Portfolio	$195,024	$554,784,025
Main Street Core Portfolio	$620,837	$1,362,476,121
Emerging Markets Portfolio	$1,893,171	$1,175,459,537
Mid-Cap Equity Portfolio	$1,475,039	$1,819,072,999
Dividend Growth Portfolio	$8,155	$45,080,887

In the Brokerage and Research Services section, the following is added to the end of the Regular Broker-Dealers table:

Fund	Regular Broker-Dealers[1]	Value of Securities (in thousands)
International Value Portfolio	Merrill Lynch International London	$150
	UBS Limited	$138
	Citigroup Global Markets Ltd	$118
	Goldman Sachs International	$109
	Morgan Stanley & Co. International	$107
	Sanford C Bernstein Ltd London	$73
	Redburn Partners	$61
	Daiwa Capital Markets Hong Kong	$61
	HSBC Bank Plc London	$48
	Societe Generale London	$29
Long/Short Large-Cap Portfolio	Citigroup	$279
	Banc of America—Merrill Lynch	$215
	Morgan Stanley	$155
	Credit Suisse	$153
	UBS	$150
	Deutsche Bank	$144
	Goldman Sachs	$98
	Jefferies	$89
	Bernstein & Co.	$83
	Trade Informatics	$79
Value Advantage Portfolio	Jefferies	$36
	UBS	$26
	Morgan Stanley	$21
	Banc of America—Merrill Lynch	$14
	Credit Suisse	$13
	RBC Capital Markets	$10
	Citigroup	$8
	Goldman Sachs	$8
	BMO Capital Markets	$8
	Macquarie	$8

Form No.	15-45902-00

PSFSAI1016